                           SECOND AMENDMENT AGREEMENT

         THIS SECOND AMENDMENT AGREEMENT (this "Amendment"), dated as of August 20, 2001, is among RENAISSANCERE HOLDINGS LTD. (the "Borrower"), the Lenders listed on the signature pages hereto, DEUTSCHE BANK AG, as LC Issuer and BANK OF AMERICA, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders;

                              W I T N E S S E T H:
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         WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of October 5, 1999, as amended to date (the "Credit Agreement");

         WHEREAS, the parties hereto wish to further amend the Credit Agreement as hereinafter set forth;

         NOW, THEREFORE, the parties hereto, in consideration of the premises and the mutual agreements herein contained, hereby agree as follows:

         Section 1. Credit Agreement Definitions. Capitalized terms used herein that are defined in the Credit Agreement shall have the same meaning when used herein unless otherwise defined herein.

         Section 2. Amendments To Credit Agreement. Effective on (and subject to the occurrence of) the Second Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:

         2.1 Amendment to Section 1.1. The definition of "Reinsurance Agreement" in Section 1.1 of the Credit Agreement is amended by inserting "as endorsed from time to time" following the words "July 22, 1998".

         2.2 Amendment to Section 7.7(xii). Section 7.7(xii) of the Credit Agreement is amended in its entirety to read as follows:

              "(xii) Liens granted in connection with a letter of credit facility in an amount not in excess of $50,000,000 entered into by the Borrower or Renaissance Reinsurance Ltd. in connection with the investment in the Joint Venture provided the value of the collateral in which Liens are granted thereunder does not exceed 105% of the amount secured;"

         Section 3. Representation and Warranties. In order to induce the Lenders, the LC Issuer and the Administrative Agent to execute and deliver this Amendment, the Borrower hereby represents and warrants to the Lenders, the LC Issuer and to the Administrative Agent that both before and after giving effect to the Amendment that:

         (a) No Event of Default or Default has occurred and is continuing or will result from the execution and delivery or effectiveness of this Amendment; and

         (b) the warranties of the Borrower contained in Article V of the Credit Agreement are true and correct as of the date hereof and the Second Amendment Effective Date, with the same effect as though made on such date; provided that
(i) with respect to clause (a) of Section 5.2, the reference to "1998 Fiscal Year" therein shall instead by a reference to "2000 Fiscal Year" and (ii) with respect to clause (a) of Section 5.3, the reference to "December 31, 1998" shall instead be a reference to "December 31, 2000" and the reference to "the six months ended June 30, 1999" shall instead be a reference to "the three months ended March 31, 2001".

         Section 4. Conditions to Effectiveness. The Amendments set forth in
Section 2 hereof shall become effective on the date (the "Second Amendment Effective Date") when the Administrative Agent shall have received four counterparts of this Amendment executed by the Borrower, the Administrative Agent and the Required Lenders.

         Section 5. Reaffirmation of Loan Documents. From and after the date hereof, each reference to the Credit Agreement that appears in any other Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby. As amended hereby, the Credit Agreement is hereby reaffirmed, approved and confirmed in every respect and shall remain in full force and effect.

         Section 6. Counterparts; Effectiveness. This Amendment may be executed by the parties hereto in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

         Section 7. Governing Law; Entire Agreement. This Amendment shall be deemed a contract made under and governed by the laws of the State of Illinois. This agreement constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements with respect thereto.

         Section 8. Loan Document. This Amendment is a Loan Document.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date and year first above written.

                                       RENAISSANCERE HOLDINGS LTD.

                                       By:
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                                                     Title:
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                                       BANK OF AMERICA, NATIONAL ASSOCIATION, as
                                       Administrative Agent and Lender


                                       By:
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                                                     Title:
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                                       FLEET NATIONAL BANK


                                       By:
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                                                     Title:
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                                       MELLON BANK, N.A.


                                       By:
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                                                     Title:
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                                       THE BANK OF N.T. BUTTERFIELD & SON
                                       LIMITED.


                                       By:
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                                                     Title:
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                                       FIRST UNION NATIONAL BANK


                                       By:
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                                                     Title:
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                                       DEUTSCHE BANK AG, New York and/or Cayman
                                       Islands Branch, as Lender


                                       By:
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                                                     Title:
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                                       By:
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                                                     Title:
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                                       DEUTSCHE BANK AG, New York Branch, as LC
                                       Issuer


                                       By:
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                                       By:
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                                       BANK OF BERMUDA

                                       By:
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                                       CITIBANK, N.A.


                                       By:
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